Acquisition of Liberty Dialysis Holdings - Pro Forma (Tables)	9 Months Ended
Sep. 30, 2013
Pro Forma (Tables) [Abstract]
Pro Forma Tabular Disclosures [Table Text Block]
	For the three months ended September 30,	For the nine months ended September 30,
	2012	2012

Net revenue	$3,415,472	$10,197,670
Net income attributable to shareholders of FMC-AG & Co. KGaA	268,467	797,867
Income per ordinary share
Basic	$0.88	$2.62
Fully diluted	$0.87	$2.60